================================================================================

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                          [X]
Filed by a Party other than the Registrant       [ ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          EXCHANGE APPLICATIONS, INC.
                          ---------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    1) Title of each class of securities to which transaction applies:      N/A

    2) Aggregate Number of securities to which transaction applies:         N/A

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
       the filing fee is calculated and state how it was determined):       N/A

    4) Proposed maximum aggregate value of transaction:                     N/A

    5) Total fee paid:                                                      N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:                                             N/A

    2)  Form, Schedule or Registration Statement No.:                       N/A

    3)  Filing Party:                                                       N/A

    4)  Date Filed:                                                         N/A

                           EXCHANGE APPLICATIONS, INC.
                               D/B/A XCHANGE, INC.
                                 89 SOUTH STREET
                                BOSTON, MA 02111

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF EXCHANGE APPLICATIONS, INC.:

NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Exchange Applications, Inc. (the "Company") will be held at the offices of Bingham Dana LLP, 16th Floor, 150 Federal Street, Boston, MA 02110, on Monday, June 25, 2001, at 10:00 a.m., local time, for the following purposes:

    1. To elect two directors of the Company to serve until the 2004 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

    2. To ratify the action of the Board of Directors in amending the 1998 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance thereunder from 400,000 to 1,000,000; and

    3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

           The Board of Directors has fixed the close of business on April 18, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2001 Annual Meeting of Stockholders and any adjournments or postponements thereof. Accordingly, only stockholders of record at the close of business on April 18, 2001 will be entitled to notice of, and to vote at, such meeting or any adjournments thereof.

                                           By order of the Board of Directors


                                           ANDREW J. FRAWLEY
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER
May 21, 2001

--------------------------------------------------------------------------------
NOTE: THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF THE ACCOMPANYING PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------

                           EXCHANGE APPLICATIONS, INC.
                               D/B/A XCHANGE, INC.
                                 89 SOUTH STREET
                                BOSTON, MA 02111
                                 ---------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 25, 2001
                                 ---------------

                               GENERAL INFORMATION

PROXY SOLICITATION

     This Proxy Statement is furnished to the holders of the common stock, $.001 par value per share ("Common Stock"), of Exchange Applications, Inc. d/b/a Xchange, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 25, 2001 (the "Meeting"), or at any adjournment or postponement thereof, pursuant to the accompanying Notice of 2001 Annual Meeting of Stockholders. The purposes of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of 2001 Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the Meeting.

     This Proxy Statement and proxies for use at the Meeting will be first mailed to stockholders on or about May 21, 2001, and such proxies will be solicited chiefly by mail, but additional solicitations may be made by telephone or telegram by the officers or regular employees of the Company. The Company may enlist the assistance of brokerage houses in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the Meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposal Nos. 1 and 2 as set forth in the accompanying Notice of 2001 Annual Meeting of Stockholders and in accordance with their best judgment on any other matters that may properly come before the Meeting.

RECORD DATE AND VOTING RIGHTS

     Only stockholders of record at the close of business on April 18, 2001 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. As of April 18, 2001, the Company had outstanding 33,133,057 shares of Common Stock, each of which is entitled to one vote upon the matters to be presented at the Meeting. Additionally, there are currently outstanding

5,325,645 shares of Preferred Stock, each of which is entitled to vote upon matters presented at the Meeting on an "as-if" converted basis. The Preferred shares are currently convertible into 5,486,080 shares of Common Stock. The presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

     Stockholders of the company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted for the election of each of the three nominees for directors of the Company named in this Proxy Statement. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

           The following table sets forth certain information regarding the beneficial ownership of Common Stock as of April 18, 2001 of (i) each director or nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock. As of April 18, 2001, 33,133,057 shares of Common Stock were outstanding. Additionally, there are currently outstanding 5,325,645 shares of Preferred Stock, each of which is entitled to vote upon matters presented at the Meeting on an "as-if" converted basis. The Preferred shares are currently convertible into 5,486,080 shares of Common Stock.

                                    AMOUNT AND NATURE OF     PERCENTAGE OF
                                    BENEFICIAL OWNERSHIP  OUTSTANDING SHARES OF
           NAME **                  OF COMMON STOCK (1)   COMMON STOCK OWNED (1)
           ----                     -------------------   ----------------------
Andrew J. Frawley (2) ............       1,448,678                 3.7%

Ramanan Raghavendran (3) .........           1,250                *

Dean F. Goodermote (4) ...........          31,250                *

William Bryant (5) ...............          27,531                *

Deven Parekh (6) .................       7,242,924                17.9%

N. Wayne Townsend (7) ............          86,402                *

F. Daniel Haley (8) ..............          50,002                *

Tony Heywood .....................               0                *

Robin Green ......................              40                *

InSight Capital Partners (9) .....       7,242,924                17.9%

All directors and executive
  officers as a group (thirteen
  persons) .......................       8,945,331                19.4%

-------
*     Indicates less than 1% of the outstanding shares of Common Stock.

** Addresses are given only for beneficial owners of more than 5% of the outstanding shares of Common Stock.

(1) Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following April 18, 2001 are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Includes 128,604 shares of Common Stock subject to options that are exercisable within 60 days of April 18, 2001.

(3) Includes 1,250 shares of Common Stock subject to options that are exercisable within 60 days of April 18, 2001.

(4) Includes 29,250 shares of Common Stock subject to options that are exercisable within 60 days of April 18, 2001.

(5) Includes 24,010 shares of Common Stock subject to options that are exercisable within 60 days of April 18, 2001.

(6) Mr. Parekh has beneficial ownership of the shares listed pursuant to his status as a partner at InSight Capital Partners. Includes 4,320,205 shares, 70,476 of which will accrue within 60 days of April 18, 2001, held by InSight Capital Partners IV, L.P.; 494,099 shares, 8,060 of which will accrue within 60 days of April 18, 2001, held by InSight Capital Partners (Cayman) IV, L.P.; 37,519 shares, 612 of which will accrue within 60 days of April 18, 2001, held by InSight Capital Partners IV (Fund B), L.P.; and 725,237 shares, 11,831 of which will accrue within 60 days of

      April 18, 2001, held by InSight Capital Partners IV (Co-Investors), L.P. The InSight entities are referred to collectively as the "Investors". Pursuant to a Securities Purchase Agreement entered into between the Investors and the Company on January 10, 2001, the Investors own 5,325,645 shares of Convertible Preferred Stock upon which dividends accrue daily at a rate of 10 percent per annum and compounded quarterly. The Investors have voting rights over these shares on an "as if" converted basis.

      Also includes 1,302,897 shares exercisable within 60 days of April 18, 2001 held by InSight Capital Partners IV, L.P., 150,876 shares exercisable within 60 days of April 18, 2001 held by InSight Capital Partners (Cayman) IV, L.P., 201,665 shares exercisable within 60 days of April 18, 2001 held by InSight Capital Partners IV (Fund B), L.P., and 10,426 shares exercisable within 60 days of April 18, 2001 held by InSight Capital Partners IV (Co-Investors), L.P., pursuant to Warrants executed on April 16, 2001 by the Company on behalf of the Investors.

      The Investors' address is 527 Madison Avenue, Tenth Floor, New York, New York, 10022.

(7) Includes 45,800 shares of Common Stock subject to options that are exercisable within 60 days of April 18, 2001.

(8) Includes 50,000 shares of Common Stock subject to options that are exercisable within 60 days of April 18, 2001.

(9) Includes 4,320,205 shares, 70,476 of which will accrue within 60 days of April 18, 2001, held by InSight Capital Partners IV, L.P.; 494,099 shares, 8,060 of which will accrue within 60 days of April 18, 2001, held by InSight Capital Partners (Cayman) IV, L.P.; 37,519 shares, 612 of which will accrue within 60 days of April 18, 2001, held by InSight Capital Partners IV (Fund B), L.P.; and 725,237 shares, 11,831 of which will accrue within 60 days of April 18, 2001, held by InSight Capital Partners IV (Co-Investors), L.P. The InSight entities are referred to collectively as the "Investors". Pursuant to a Securities Purchase Agreement entered into between the Investors and the Company on January 10, 2001, the Investors own 5,325,645 shares of Convertible Preferred Stock upon which dividends accrue daily at a rate of 10 percent per annum and compounded quarterly. The Investors have voting rights over these shares on an "as if" converted basis.

      Also includes 1,302,897 shares exercisable within 60 days of April 18, 2001 held by InSight Capital Partners IV, L.P., 150,876 shares exercisable within 60 days of April 18, 2001 held by InSight Capital Partners (Cayman) IV, L.P., 201,665 shares exercisable within 60 days of April 18, 2001 held by InSight Capital Partners IV (Fund B), L.P., and 10,426 shares exercisable within 60 days of April 18, 2001 held by InSight Capital Partners IV (Co-Investors), L.P., pursuant to Warrants executed on April 16, 2001 by the Company on behalf of the Investors.

      The Investors' address is 527 Madison Avenue, Tenth Floor, New York, New York, 10022.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEE FOR ELECTION AS DIRECTOR

           The Board of Directors will consist of five members and is divided into three classes, with the members of the respective classes serving for staggered three-year terms. The term of one class expires at each Annual Meeting of Stockholders. At the 2001 Annual Meeting, two directors will be elected to serve until the 2004 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Mr. Andrew J. Frawley and Mr. Ramanan Raghavendran (each individually, a "Nominee", collectively, the "Nominees") to serve as directors. Mr. Frawley and Mr. Raghavendran currently serve as directors of the Company. The Board of Directors anticipates each Nominee will continue serve, if elected, as a director. However, if either person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

           THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" EACH NOMINEE.

INFORMATION AS TO DIRECTORS AND NOMINEES FOR DIRECTOR

           The names of the directors of the Company (including the Nominees), their ages, their position(s) with the Company, the year in which each first became a director, the expiration of the term of office of each, the principal occupation and employment of each over at least the last five years, and other directorships, if any, of each are shown below.
                                                           DIRECTOR     TERM
      NAME                  AGE     POSITION(S) HELD        SINCE      EXPIRES
      ----                  ---     ----------------        -----      -------

NOMINEES FOR DIRECTOR:

Andrew J. Frawley            38     Chairman of the         1996         2001
                                    Board, President,
                                    Chief Executive
                                    Officer and Director

Ramanan Raghavendran         33     Director                1997         2001

CONTINUING DIRECTORS:

Dean F. Goodermote           47     Director                1998         2003

Deven Parekh                 31     Director                2001         2002

William Bryant               43     Director                1999         2002

           NOMINEES FOR DIRECTOR

           MR. FRAWLEY founded the Company in November 1994 and has served as its Chief Executive Officer since its incorporation in November 1996. Mr. Frawley was elected Chairman of the Board of Directors of the Company in January 1998. From July 1993 until founding the Company, Mr. Frawley served as a principal of Grant & Partners Limited Partnership, a management consulting company.

           MR. RAGHAVENDRAN has served as a Director of the Company since March 1997. Since February 2000, Mr. Raghavendran has been Chairman and Chief Executive Officer of ConnectCapital, a pan-Asian investment company, and Special Partner, Asia, for Insight Capital Partners, a private equity investment firm. From January 1997 until March 2000, Mr. Raghavendran served as a member of Insight Venture Associates, LLC and Insight Venture Associates II, LLC, a private equity investment firm. From 1992 to 1996, Mr. Raghavendran was employed at General Atlantic Partners, an investment firm. Mr. Raghavendran also serves on the boards of directors of several privately held companies.

           CONTINUING DIRECTOR - TERM EXPIRES IN 2003

           MR. GOODERMOTE has been a Director of the Company since January 1998. Mr. Goodermote has been Chairman of the Board and Chief Executive Officer of Clinsoft Corporation, an ehealth software company f/k/a Domain Pharma Corporation, since September 2000. Prior to that, he was President and Chief Executive Officer of Process Software Corporation, a software development company, from August 1996 to May 1999. From August 1986 to February 1997, Mr. Goodermote held various positions at Project Software and Development, Inc., including President and Chief Operating Officer, and most recently, Chairman of the Board of Directors. Mr. Goodermote is a Director of First International Bank, N.A., a wholly-owned subsidiary of First International Bancorp, Inc., and is also on the Boards of several privately held software companies.

           CONTINUING DIRECTORS - TERMS EXPIRE IN 2002

           MR. PAREKH has been a Director of the Company since his appointment in March of 2001. He has been a Managing Director at Insight Capital Partners since December 2000 where he had previously served as a Principal since January 2000. Prior to Insight, Mr. Parekh was a Principal at Berenson Minella & Company, a New York-based merchant banking firm, where he was employed since 1992. At Berenson, Mr. Parekh served on the M&A Committee, spearheaded the firm's aerospace industry investment banking effort, and was involved in advising traditional industrial companies on their internet strategies.

           MR. BRYANT has been a Director of the Company since October 1998. Mr. Bryant is currently a Venture Partner with Atlas Venture, a private equity fund. Mr. Bryant is the co-founder of Qpass, Inc., an internet commerce infrastructure company, where he served as Chief Executive Officer from December 1996 through June 1998, Chairman of the Board of Directors through December 2000, and is currently serving as Chairman of the Advisory Board. From March 1996 to December 1996, Mr. Bryant was President and founder of Netbot Inc., an internet comparison shopping agent which was acquired by Excite Incorporated. From January 1995 through March 1996 Mr. Bryant was President of Phinney Partners, a sole proprietorship strategic consulting firm. Mr. Bryant is on the Boards of several privately held software and internet companies.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

           The Board of Directors has established an Audit Committee and a Compensation Committee, but not a nominating committee.

AUDIT COMMITTEE

           The functions of the Audit Committee include reviewing the scope and results of the annual audit and quarterly review of the Company's consolidated financial statements provided by the Company's independent accountants, the scope of other services provided by the Company's independent accountants, proposed changes in the Company's financial and accounting standards and principles, and the Company's policies and procedures with respect to its internal accounting, auditing and financial controls, as well as other matters which may come before the Audit Committee. The Audit Committee met four times during the 2000 fiscal year. The members of the Audit Committee are Mr. Raghavendran, Mr. Bryant, and Mr. Goodermote, each of whom is independent as defined in the National Association of Securities Dealers listing standards.

COMPENSATION COMMITTEE

           The Compensation Committee's principal functions are to review and approve salary plans and bonus awards, as well as other forms of compensation. The Compensation Committee met three times during the 2000 fiscal year. The members of the Compensation Committee are Mr. Goodermote and Mr. Bryant.

           During the 2000 fiscal year, the Board of Directors held eight meetings. No director attended fewer than seventy-five percent (75%) of the Board meetings and the meetings of Board committees on which he served. The Board of Directors periodically acted by unanimous written consent in 2000, pursuant to Delaware law.

COMPENSATION OF DIRECTORS

           Mr. Frawley is a director who is a full-time officer of the Company; he receives no additional compensation for serving on the Board of Directors or its committees. No other director is a full-time officer of the Company. The 1998 Director Stock Option Plan provides for the grant of stock options to non-employee directors, but no stock options were granted to non-employee Directors during 2000. Directors who are employees of the Company are not paid any fees or additional compensation for service as members of the Board or any committee thereof. The Company may enter from time to time into customary arrangements with respect to fees and other compensation (including expense reimbursement) for directors who are not employees of the Company or any of its subsidiaries.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

           The table below sets forth certain compensation information for the fiscal years ended December 31, 2000, 1999, and 1998 with respect to the Company's Chief Executive Officer and its other four most highly compensated executive officers (the "Named Executive Officers") whose 2000 compensation exceeded $100,000.

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                              ANNUAL               --------------------------
                                          COMPENSATION(1)          RESTRICTED      SECURITIES
      NAME AND                        -----------------------        STOCK         UNDERLYING                        ALL OTHER
  PRINCIPAL POSITION                  YEAR          SALARY           BONUS          AWARDS(2)        OPTIONS (3)    COMPENSATION
  ------------------                  ----          ------           -----          ---------        -----------    ------------
Andrew J. Frawley                     2000        $   275,000     $    21,700     $ 1,179,628         250,000            --
Chairman of the                       1999        $   275,000     $    55,000     $28,683,260         300,000            --
Board, President and                  1998        $   200,000     $   100,000     $16,661,664         210,000            --
Chief Executive Officer

N. Wayne Townsend                     2000        $   166,271     $    18,081            --            70,000            --
Senior Vice President,                1999        $   134,375     $    77,762     $   286,647          60,000            --
Solutions                             1998        $   134,375     $    77,762     $   736,088          23,000            --

Robin Green                           2000(4)     $   191,667     $    31,495            --           437,500            --
Executive Vice President,             1999(4)            --              --              --              --              --
ASP Solutions Business Unit           1998(4)            --              --              --              --              --

Tony Heywood                          2000(5)     $   165,000     $    50,003     $      --           400,000            --
Senior Vice President,                1999(5)            --              --              --              --              --
International Operations              1998(5)            --              --              --              --              --

F. Daniel Haley                       2000        $   185,417     $    10,850            --           110,000            --
Chief Strategy Officer                1999        $   150,000     $    48,653            --           120,000            --
                                      1998(6)     $    21,635     $    25,000            --           200,000            --

---------------
(1) Excludes certain perquisites and other benefits the amount of which did not exceed 10% of the employee's total salary and bonus.

(2) Represents the value of vested restricted stock at December 31, 2000, 1999 and 1998 using a fair market value for the Common Stock of $1.22, $27.94, and $9.81 per share, respectively.

(3) With a view towards retention of its employee base, and in light of the decreased market value of the Company's common stock during the latter stages of fiscal year 2000, the Company instituted an Option Exchange Program effective December 15, 2000. The Program provided the opportunity for then-current option holders to cancel their outstanding stock options with the intent that all cancelled options would be re-issued on June 18, 2001, at an exercise price not less than the market price on the date of re-issue. All options granted to executive officers in 2000 were cancelled and returned to the Company on December 15, 2000 pursuant to the Program.

(4) Reflects compensation for Mr. Green from the date he began employment with the Company, January 16, 2000.

(5) Reflects compensation for Mr. Heywood from the date he began employment with the Company, February 7, 2000.

(6) Reflects compensation for Mr. Haley from the date he began employment with the Company, November 1, 1998.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2000.

                                NUMBER OF         PERCENT
                               SECURITIES         OF TOTAL
                               UNDERLYING         OPTIONS
                                OPTIONS          GRANTED TO       EXERCISE                   GRANT DATE
                                GRANTED         EMPLOYEES IN       OR BASE    EXPIRATION       PRESENT
          NAME                  (SHARES)        FISCAL 2000       PRICE (1)      DATE          VALUE(2)
          ----                  --------        -----------       ---------      ----          --------
     Andrew J. Frawley          250,000            5.2%            $47.75       1/27/09          $0

     N.Wayne Townsend            70,000            1.5%            $47.75       1/27/09          $0

     Robin Green                350,000            7.3%            $47.75       1/27/09          $0

     Robin Green                 87,500            1.8%            $20.94       6/13/05          $0

     Tony Heywood               300,000            6.2%            $47.75       1/27/09          $0

     Tony Heywood               100,000            2.1%            $20.94       6/13/05          $0

     F. Daniel Haley            110,000            2.3%            $47.75       1/27/09          $0

----------
(1) The exercise price for the options was based on the market price of the underlying common stock on the date of issuance.

(2) With a view towards retention of its employee base, and in light of the decreased market value of the Company's common stock during the latter stages of fiscal year 2000, the Company instituted an Option Exchange Program effective December 15, 2000. The Program provided the opportunity for then-current option holders to cancel their outstanding stock options with the intent that all cancelled options would be re-issued on June 18, 2001, at an exercise price not less than the market price on the date of re-issue. All options granted to executive officers in 2000 were cancelled and returned to the Company on December 15, 2000 pursuant to the Program.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

           The following table sets forth information with respect to the stock options exercised during the fiscal year ended December 31, 2000, and the unexercised stock options held at the end of such fiscal year by the Named Executive Officers.

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                 OPTIONS HELD AT               IN-THE-MONEY OPTIONS
                                SHARES                         DECEMBER 31, 2000(1)            DECEMBER 31, 2000(2)
                               ACQUIRED        VALUE       ----------------------------    ---------------------------
           NAME              ON EXERCISE      REALIZED     EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
           ----              -----------      --------     -----------    -------------    -----------   -------------
     Andrew J. Frawley        409,296        $5,785,575        128,604        277,500        $     0        $     0

     N. Wayne Townsend         60,450        $  782,405         45,800        106,750        $16,088        $50,050

     Robin Green                 --                --             --             --             --             --

     Tony Heywood                --                --             --             --             --             --

     F. Daniel Haley           79,000        $2,694,405         50,000         87,500        $     0        $     0

----------
(1) "Exercisable" refers to those options which were both exercisable and vested, while "Unexercisable" refers to those options which were unvested.

(2) Based on the difference between the aggregate exercise price and the closing price of the Common Stock of $1.22 per share on the Nasdaq National Market as of December 31, 2000.

EXECUTIVE EMPLOYMENT AGREEMENTS

           Mr. Frawley, the Company's President and Chief Executive Officer, is employed pursuant to an employment agreement with the Company, dated November 15, 1996. Under the terms of the employment agreement, Mr. Frawley is entitled to a performance bonus upon the Company's achievement of certain profitability performance milestones and Mr. Frawley's corporate citizenship performance, as assessed by the Board of Directors. Mr. Frawley received a base salary of $275,000 in 2000 and a performance bonus of $21,700. Mr. Frawley's employment with the Company may be terminated by the Company at any time with or without cause, subject to the requirements of applicable law. Upon termination of the Employment Agreement and Mr. Frawley's employment by the Company, Mr. Frawley is not entitled to any severance benefits other than as may be required by applicable law.

           None of the Company's other named executive officers has entered into an employment agreement with the Company, and all serve at the discretion of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           None of the members of the Audit Committee or the Compensation Committee is a past or current officer or employee of the Company.

                             AUDIT COMMITTEE REPORT
CHARTER

           The Audit Committee is governed by a charter, which is set forth below.

                             AUDIT COMMITTEE CHARTER

PURPOSE

           The primary purpose of the Audit Committee is to assist the Board of Directors of the Corporation in fulfilling its oversight responsibilities to its stockholders and to the investment community by reviewing the financial reports and other financial information provided by the Corporation to its stockholders, to any governmental body or to the public; the Corporation's systems of internal control; and the Corporation's auditing, accounting and financial reporting processes generally. The Committee will maintain free and open communication among the Audit Committee, the independent auditors, the internal auditors and management of the Corporation. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation and the power to retain outside counsel or other experts for this purpose.

COMPOSITION

           The Committee shall be appointed by the Board of Directors of the Corporation and shall be comprised of three or more directors, each of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

MEETINGS

           The Committee shall meet at least four times annually. The Committee shall meet periodically with management and the independent accountants, or with either in separate executive sessions, to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may meet by telephone and may delegate specific functions to one or more of its members.

RESPONSIBILITIES AND DUTIES

           To fulfill its purpose, the Committee shall:

           REVIEW CHARTER AND FINANCIAL STATEMENTS

           1. Review and update this Charter periodically, at least annually, as conditions dictate.

           2. Prepare a work plan for each year and submit the work plan to the Board of Directors for approval.

           3. Review the organization's annual financial statements and any report of other financial information submitted to the stockholders, any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants. The Committee is not responsible for preparing the Corporation's financial statements or auditing those financial statements.

            INDEPENDENT ACCOUNTANTS

           4. Recommend to the Board of Directors both the selection of the independent accountants, after considering their independence and effectiveness, and the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants their written statement concerning all significant relationships the accountants have with the Corporation to determine whether such relationships could improperly affect the accountants independence.

           5. Review the performance of the independent accountants and either recommend or approve any discharge of the independent accountants when circumstances warrant.

           6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

           FINANCIAL REPORTING PROCESS

           7. In consultation with the independent accountants and the internal auditors, review the adequacy of the organization's financial reporting processes, both internal and external.

           8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

           9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

           10. Prepare a Committee report to the stockholders.

           SYSTEMS AND CONFLICTS

           11. Establish systems for management and the independent accountants to report to the Committee any significant judgments made in management's preparation of the financial statements and the appropriateness of such judgments.

           12. Following the completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

           13. Review any significant disagreement between management and the independent accountants with the preparation of the financial statements.

           14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.


                             REPORT TO STOCKHOLDERS

           The Audit Committee met with members of the Company's management team and independent auditors to review and discuss the audited financial statements as well as the unaudited quarterly financial statements. The Audit Committee received from the independent auditors disclosures regarding the auditors' independence required by Independence Standard No. 1. In addition, the Audit Committee discussed with the auditors the auditors' independence and other matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing meetings and discussions, the Audit Committee recommended to the Board of Directors that the audited financials be included in the Company's Annual Report on Form 10-K.

           AUDIT FEES
           Aggregate fees billed to the Company for the annual audit and the quarterly reviews of the consolidated financial statements totaled $228,605.

           ALL OTHER FEES
           Aggregate fees billed to the Company for services rendered by the Company's independent accountants other than those billed for the annual audit and the quarterly reviews of the consolidated financial statements totaled $616,017. The audit committee believes that the provision of non-audit services during the 2000 fiscal year does not affect the accountants' ability to maintain independence with respect to the Company.

                                                          Audit Committee
                                                          ---------------
                                                          William Bryant
                                                          Dean Goodermote
                                                          Ramanan Raghavendran

                          COMPENSATION COMMITTEE REPORT
                        ON EXECUTIVE OFFICER COMPENSATION

COMPENSATION PHILOSOPHY AND OBJECTIVES

           The Company's compensation philosophy is that executive officer compensation should reflect the value created and protected for stockholders, while furthering the Company's short- and long-term strategic goals and values by aligning compensation with business objectives and individual performance. Short- and long-term compensation should provide an incentive for the achievement of strategic goals, be tied to the Company's achievement of quarterly performance targets and attract and retain qualified executive officers essential to the long-term success of the Company. Accordingly, the Company's executive officer compensation package consists of three primary components: base salary, quarterly and annual cash bonuses and grants of stock options.

           In evaluating its executive officers' performance, the Company generally follows the process outlined below:

           o Prior to or shortly after the beginning of each fiscal year, the Company sets goals and objectives that are reviewed with, and ultimately approved by, the full Board of Directors. The Chief Executive Officer reports to the Board on the Company's progress toward the achievement of these goals and objectives throughout the year at Board meetings and at other times as necessary.

           o The Chief Executive Officer submits for the Compensation Committee's consideration at the end of the fiscal year the amount of proposed compensation (following fiscal year base salary, current fiscal year cash bonus and stock option awards) for himself and for the Company's other executive officers. The executive officers' fiscal year cash bonus is payable upon the achievement of well-defined objectives established at the beginning of each year. The following fiscal year base salary, as well as current year stock option awards, are based on more subjective factors, including the Board of Directors' evaluation of the Company's success in meeting its strategic objectives during the most recent fiscal year and the Chief Executive Officer's subjective evaluation of each executive officer's individual performance relative to a set of pre-determined individual performance objectives.

           o The Compensation Committee acts upon the recommendations made with respect to the executive officers after weighing the Board of Directors' evaluation of the Company's overall achievements for the year, the Chief Executive Officer's discussion of each executive officer's individual performance for the year and each executive officer's current level of compensation. The Compensation Committee performs a comprehensive review of the compensation paid to the Company's executive officers. That review, combined with the Compensation Committee members' general industry experience, enables the Compensation Committee to assess whether proposed compensation levels are in keeping with industry norms. Additionally, the Compensation Committee retains outside consultants to evaluate and help establish competitive compensation levels appropriate to various executive roles.

           o The Compensation Committee applies the same criteria in evaluating the Chief Executive Officer's cash compensation as that applied to the other executive officers of the Company as previously explained.

COMPENSATION FOR FISCAL 2000

CHIEF EXECUTIVE OFFICER COMPENSATION

           In January 2000, the Compensation Committee determined that Mr. Frawley achieved the major objectives of the previous year, including the successful completion of a follow on stock offering in June 1999 and the identification and acquisition of eXstatic Software (formerly Gino Borland, Inc.) in August 1999, and awarded Mr. Frawley a bonus accordingly. The actual bonus granted to Mr. Frawley for fiscal 1999 was $55,000, which was paid based on the achievement of quarterly objectives throughout the year. In addition, the Compensation Committee set Mr. Frawley's 2000 annual base salary at the same $275,000 level paid in 1999, feeling that it represented a level commensurate with chief executive officers of other public companies who are of similar size and growth characteristic.

           In January 2001, the Compensation Committee determined that Mr. Frawley achieved many of the major objectives of the previous year, including the successful development and rollout of the Company's new solution suite, Xchange 7.0, and the successful acquisition and integration of Knowledge Stream Partners, Inc. and Customer Analytics, Inc. Mr. Frawley received Q1 and Q2 bonuses in the aggregate of $21,700 based on the achievement of specified quarterly objectives. However, as a result of the Company's failure to meet pre-determined expectations in the third quarter of 2000, Mr. Frawley did not receive any bonus for the second half of the year. The Compensation Committee did not adjust Mr. Frawley's annual base salary of $275,000 for 2001, feeling that it represented a level commensurate with chief executive officers of other public companies who are of similar size and growth characteristic.


REPORT ON EXECUTIVE COMPENSATION

           In January 2000, Mr. Frawley recommended, and the Compensation Committee accepted, base salary increases for the executive staff of up to 17%. The increases were determined after reviewing performance against goals and objectives set for the year and also against salaries of similar positions in comparable companies.

           The executive officers' stock options awarded during the year to executive officers who were employed as of January 1, 2000, other than Mr. Frawley, amounted to 1,512,193 shares of common stock.

CONCLUSION

           The Company does not believe that section 162(m) of the Internal Revenue Code, which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company.

           The Compensation Committee believes that the total 2000-related compensation of the Chief Executive Officer and each of the executive officers, as described above, is fair and is within the range of compensation for executive officers in similar positions at comparable companies.

                                                          Compensation Committee
                                                          ----------------------
                                                          Dean Goodermote
                                                          William Bryant

                           CORPORATE PERFORMANCE GRAPH

           The following graph compares the performance of the Company's Common Stock to the Nasdaq Stock Market Index and to a peer group index since December 8, 1998 (the effective date of the Company's initial public offering of the Common Stock). The peer group is comprised of Hyperion Solutions, HNC Software Inc., Siebel Systems, Inc. and MicroStrategy Incorporated. The comparison assumes $100 was invested on December 9, 1998 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stock performance on the graph below is not necessarily indicative of future stock price performance.


                           CORPORATE PERFORMANCE GRAPH

                        COMPARE CUMULATIVE TOTAL RETURN
                              AMONG XCHANGE, INC.
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                            12/09/98     12/31/98     12/31/99     12/31/00
                            --------     --------     --------     --------
XCHANGE, INC.                100.00       129.22       367.90       16.05
PEER GROUP INDEX             100.00       117.69       543.82       534.66
NASDAQ MARKET INDEX          100.00       113.16       199.58       125.44


                     ASSUMES $100 INVESTED ON DEC. 09, 1998
                         ASSUMES DIVIDEND REINVESTMENT
                        FISCAL YEAR ENDING DEC. 31, 2000

                                 PROPOSAL NO. 2

           APPROVAL OF AMENDMENT TO 1998 EMPLOYEE STOCK PURCHASE PLAN

           On March 23, 2001, the Board of Directors approved, for submission to shareholder vote, an increase in the authorized number of shares of Common Stock reserved for issuance under the Company's 1998 Employee Stock Purchase Plan (the "Plan") from 400,000 to 1,000,000. The Plan provides employees incentives tied to Company performance by enabling them to acquire or increase their proprietary interest in the Company.

           The affirmative vote of the holders of a majority of Common Stock present at the Meeting, in person or by proxy, is required to approve the amendment to the Plan. A copy of the Plan document is attached hereto as Exhibit 1.

           THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           As evidenced by a Promissory Note (the "Note"), dated as of December 4, 1997, in the original principal amount of $124,997.73, the Company loaned to Mr. Frawley the total amount of the purchase price for 38,249 shares of Series B Convertible Preferred Stock purchased by Mr. Frawley under the Stock Purchase and Waiver Agreement, dated as of December 4, 1997. The Note, which bore interest at 8% per annum and was secured by 38,249 shares of Common Stock owned by Mr. Frawley, was paid off in full by Mr. Frawley and the balance at December 31, 2000 was $0.

           From time to time, the Company has retained the services of the law firm of Bingham Dana LLP. The Company's legal fees to Bingham Dana LLP relating to the acquisition of Knowledge Stream Partners and Customer Analytics as well other general corporate affairs in 2000 exceeded $1,000,000. Neil W. Townsend, a partner at Bingham Dana LLP, is the brother of N. Wayne Townsend, Vice President, Financial Services Solutions.

           For a description of certain transactions and certain employment and other arrangements between the Company and certain of its directors and executive officers, see "Compensation of Directors," "Executive Compensation" and "Executive Employment Agreements."

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, its executive (and certain other) officers, and any persons holding more than 10 percent of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("SEC"). Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates during 2000. The Company was not delinquent in any of its filings made pursuant to Section 16(a).

                              STOCKHOLDER PROPOSALS

           All stockholder proposals that are intended to be presented at the 2002 Annual Meeting of Stockholders of the Company must be received by the Company not later than January 21, 2002, for inclusion in the Board of Directors' proxy statement and form of proxy relating to such annual meeting.

                                 OTHER BUSINESS

           Representatives of Arthur Andersen LLP, the Company's independent public accountants, are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

           The Board of Directors knows of no other business to be acted upon at the Meeting. However, if any other business properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

           The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Meeting, please sign the proxy and return it in the enclosed envelope.


                           ANNUAL REPORT ON FORM 10-K

           The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, including the Company's audited financial statements, has been filed with the SEC prior to or concurrently with the mailing of this Proxy Statement and has been mailed to all stockholders of record. Copies of the Annual Report on Form 10-K may be obtained by stockholders of the Company without charge upon written request to the Company, to the attention of Investor Relations, at the address set forth below.


                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           ANDREW J. FRAWLEY
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                           Exchange Applications, Inc.
                                           89 South Street
                                           Boston, MA  02111

May 21, 2001

                                                                       EXHIBIT 1
                                                                       ---------

                           EXCHANGE APPLICATIONS, INC.

                        1998 EMPLOYEE STOCK PURCHASE PLAN

        1. Definitions. As used in this 1998 Employee Stock Purchase Plan of Exchange Applications, Inc., the following terms shall have the meanings respectively assigned to them below:

     (a) Beneficiary means the person designated as beneficiary on the Optionee's Membership Agreement or, if no such beneficiary is named, the person to whom the Option is transferred by will or under the applicable laws of descent and distribution.

     (b)  Code means the Internal Revenue Code of 1986, as amended.

     (c) Committee means a committee of the board of directors of the Company composed exclusively of disinterested directors.

     (d)  Company means Exchange Applications, Inc., a Delaware corporation.

     (e) Compensation means annual compensation, including commissions, overtime and bonuses, for the most recently completed calendar year.

     (f) Eligible Employee means a person who is eligible under the provisions of Section 7 to receive an Option as of a particular Grant Date.

     (g) Exercise Date means a date not more than 27 months after a Grant Date, as determined by the Committee, on which Options must, if ever, be executed.

     (h) Grant Date means a date specified by the Committee on which Options are to be granted to Eligible Employees.

     (j) Market Value means, as of a particular date, the value as determined by the Committee in accordance with applicable provisions of the Code and Treasury Department rulings and regulations thereunder or, if applicable, the closing price of the Stock reported by NASDAQ in The Wall Street Journal on such date.

     (k) Membership Agreement means an agreement whereby an Optionee authorizes the Company to withhold payroll deductions from his or her Compensation.

     (l) Option means an option to purchase shares of Stock granted under the Plan.

     (m)  Optionee means an Eligible Employee to whom an Option is granted.

     (n)  Plan means this 1998 Employee Stock Purchase Plan of the Company.

     (o) Related Corporation means any corporation which is a parent corporation of the Company, as defined in Section 424(e) of the Code, and any corporation controlled by that parent corporation or the Company.

     (p)  Stock means common stock, $.001 par value, of the Company.

     2. Purpose of the Plan. The Plan is intended to encourage ownership of Stock by employees of the Company and to provide additional incentive for the employees to promote the success of the business of the Company. It is intended that the Plan shall be an "employee stock purchase plan" within the meaning of
Section 423 of the Code.

     3. Term of the Plan. The Plan shall become effective on December 1, 1998. No option shall be granted under the Plan after December 31, 2002.

     4. Administration of the Plan. The Plan shall be administered by the Committee, which shall determine from time to time whether to grant Options under the Plan, shall specify which dates shall be Grant Dates and Exercise Dates, shall determine the Market Value of the Stock, and shall fix the maximum amount of each Optionee's Compensation which may be withheld for the purpose of purchasing shares of Stock. The Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms of Options granted under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

     5. Termination and Amendment of Plan. The Committee may terminate or amend the Plan at any time; provided however, that the Committee may not, without approval by the holders of a majority of the shares of Stock, increase the maximum number of shares of Stock purchasable under the Plan, change the description of employees or classes of employees eligible to receive Options, change the manner of determining the exercise price of Options, or extend the period during which Options may be granted or exercised. No termination of or amendment to the Plan may adversely affect the rights of an Optionee with respect to any Option held by the Optionee as of the date of such termination or amendment.

     6. Shares of Stock Subject to the Plan. No more than an aggregate of 200,000 shares of Stock may be issued or delivered pursuant to the exercise of Options granted under the Plan, subject to adjustments made in accordance with
Section 9.8. Shares to be delivered upon the exercise of Options may be either shares of Stock which are authorized but unissued or shares of Stock held by the Company in its treasury. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option shall become available for other Options granted under the Plan. The Company shall, at all items during which Options are outstanding, reserve and keep available shares of Stock sufficient to satisfy such Options, and shall pay all fees and expenses incurred by the Company in connection there with. In the event of any capital change in the outstanding Stock as contemplated by Section 9.8, the number of shares of Stock reserved and kept available by the Company shall be appropriately adjusted.

     7. Persons Eligible to Receive Options. Each employee of the Company or a specified Related Corporation shall be granted an Option on each Grant Date on which such employee meets all of the following requirements:

     (a) The employee is employed by the Company or the Related Corporation for at least twenty hours per week and for more than five months per calendar year.

     (b) The employee will not, after grant of the Option, own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this paragraph (b), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of the employee, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

     (c) Upon grant of the Option, the employee's rights to purchase stock under all employee stock purchase plans (as defined in Section 423(b) of the Code) of the Company and its Related Corporations will not accrue at a rate which exceeds $25,000 of fair market value of the stock (determined as of the Grant Date) for each calendar year in which such option is outstanding at any time. The accrual of rights to purchase stock shall be determined in accordance with Section 423(b)(8) of the Code.

     8. Dates for Granting Options. Options shall be granted on each date designated by the Committee as a Grant Date.

     9. Terms and Conditions of Options.

     9.1 General. All Options granted on a particular Grant Date shall comply with the terms and conditions set forth in Section 9.3 through 9.12, and each Option shall be identical except as to the number of shares of Stock purchasable under the Option, which shall be determined in accordance with Section 9.2.

     9.2 Number of Shares. The maximum number of shares of Stock which an Optionee shall be permitted to purchase shall be an amount equal to $5,000 divided by 85 percent of the Market Value of the Stock as of the Grant Date.

     9.3 Purchase Price. The purchase price of shares of Stock shall be 85 percent of the lesser of (a) the Market Value of the shares as of the Grant Date, or (b) the Market Value of the shares as of the Exercise Date, or such greater percentage as may be set by the Committee from time to time.

     9.4 Restrictions on Transfer. Options may not be transferred otherwise than by will or under the laws of descent and distribution. An Option may not be exercised by anyone other than the Optionee during the lifetime of the Optionee. Shares of Stock may be sold or otherwise transferred by the Optionee without restriction subject to the provisions of Section 9.11 and the Stock Purchase Agreement that will be signed pursuant to Section 9.10.

     9.5 Expiration. Each Option shall expire at the close of business on the Exercise Date or on such earlier date as may result from the operation of Section 9.6.

     9.6 Termination of Employment of Optionee. If an Optionee ceases for any reason (other than death or retirement) to be continuously employed by the Company or a Related Corporation, whether due to voluntary severance, involuntary severance, transfer, or disaffiliation of the employer Related Corporation with the Company, his or her Option shall immediately expire, and the Optionee's accumulated payroll deduction shall be returned by the Company without interest. For purposes of this Section 9.6, an Optionee shall be deemed to be employed throughout any leave of absence for military service, illness or other bona fide purpose which does not exceed the longer of ninety days or the period during which the Optionee's reemployment rights are guaranteed by statute or by contract. If the Optionee does not return to active employment prior to the termination of such period, his or her employment shall be deemed to have ended on the ninety-first day after the date of such leave of absence.

     9.7 Death of Optionee. If an Optionee dies, his or her Beneficiary shall be entitled to withdraw the Optionee's accumulated payroll deductions without interest or to purchase shares on the Exercise Date to the extent that the Optionee would be so entitled had he or she continued to be employed by the Company. The number of shares purchasable shall be limited by the amount of the Optionee's accumulated payroll deductions as of the date of his or her death. Accumulated payroll deductions shall be applied by the Company toward the purchase of shares only if the Optionee or Beneficiary submits to the Company a Stock Purchase Agreement pursuant to Section 9.10. Accumulated payroll deductions not withdrawn or applied to the purchase of shares in accordance with Section 9.10 shall be delivered by the Company to the Optionee or Beneficiary without interest within a reasonable time after the Exercise Date.

     9.8 Capital Changes Affecting the Stock. In the event that, between the Grant Date and the Exercise Date of an Option, a stock dividend is paid or becomes payable in respect of the Stock or there occurs a split up or contraction in the number of shares of Stock, the number of shares for which the Option may thereafter be exercised and the price to be paid for each such share shall be proportionately adjusted. In the event that, after the Grant Date, there occurs a reclassification or change of outstanding shares of the Stock or a consolidation or merger of the Company with or into another corporation or a sale or conveyance, substantially as a whole, of the property of the Company, the Optionee shall be entitled on the Exercise Date to receive shares of Stock or other securities equivalent in kind and value to the shares of stock he or she would have held if he or she had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold such shares (together with all other shares and securities thereafter issued in respect thereof) until the Exercise Date. In the event that there is to occur a recapitalization involving an increase in the par value exceeding the exercise price under an outstanding Option, the Company shall notify the Optionee of such proposed recapitalization immediately upon its being recommended to the Company's shareholders, after which the Optionee shall have the right to exercise his or her Option prior to such recapitalization; if the Optionee fails to exercise the Option prior to recapitalization, the exercise price under the Option shall be appropriately adjusted. In the event that, after the Grant Date, there occurs a dissolution or liquidation of the Company, except pursuant to a transaction to which Section 424(a) of the Code applies, each Option to purchase Stock of the Company to be dissolved or liquidated shall terminate, but the Optionee holding such Option shall have the right to exercise his or her Option prior to such dissolution or liquidation.

     9.9 Payroll Deductions. An Optionee may receive Options hereunder as of any Grant Date by completing and returning to the Company, at least two weeks prior to such Grant Date, a Membership Agreement indicating the amount of his or her Compensation, not to exceed $5,000, which is to be withheld each pay period commencing on such Grant Date. A Membership Agreement may continue from the period following one Grant Date to the periods following subsequent Grant Dates until revoked by the Optionee. The Optionee may withdraw any or all of his or her accumulated payroll deductions without interest on the Exercise Date or such earlier date as is permitted by the Membership Agreement by submitting a written request therefor to the Company no later than two weeks prior to the date on which the withdrawal will be effective.

     9.10 Exercise of Options. On the Exercise Date the Optionee may purchase the number of shares purchasable by his or her accumulated payroll deduction, provided that:

          (a) The number of shares of Stock purchasable shall not exceed the number of shares the Optionee is entitled to purchase pursuant to
               Section 9.2.

          (b) If the number of shares purchasable includes a fraction, that number shall be adjusted to the next smaller whole number and the purchase price shall be adjusted accordingly.

          The Optionee shall complete and return to the Company a Stock Purchase Agreement provided by the Company no later than two weeks prior to the Exercise Date. If the Company does not receive a Stock Purchase Agreement from the Optionee by such date, accumulated payroll deductions will be returned within a reasonable time after the Exercise Date without interest.

     9.11 Delivery of Stock. Within a reasonable time after the Exercise Date, the Company shall deliver or cause to be delivered to the Optionee a certificate or certificates for the number of shares purchased by the Optionee. At the time of any exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason connected with any law or applicable regulation of the Securities and Exchange Commission or state securities laws, require the Optionee or a transferee of the Optionee's rights to represent in writing to the Company that it is such person's then intention to acquire the Stock for investment and not with a view to the distribution thereof. Such representation shall lapse when in the view of the Company it is no longer necessary under the laws or regulations in existence at the time. The Company shall have the right to place a legend on all certificates that the shares represented by such certificates may not be transferred unless a Registration Statement with respect to these shares is effective under the Securities Act of 1933, as amended, or unless the Company shall receive an opinion of counsel satisfactory to it that transfer will not violate said act or regulations thereunder. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require that the Company or the Optionee take any action in connection with the shares being purchased under the Option, delivery of the certificate or certificates for such shares shall be postponed until the necessary action shall have been completed. The Optionee shall have no rights as a shareholder in respect of shares for which he or she has not received a certificate.

     9.12 Return of Accumulated Payroll Deductions. In the event that the Optionee or the Beneficiary is entitled to the return of accumulated payroll deductions, whether by reason of voluntary withdrawal, termination of employment, retirement, death, or in the event that accumulated payroll deductions exceed the price of share purchased, such amount shall be returned without interest within a reasonable time after the Exercise Date or such earlier date as is permitted by the Membership Agreement. Payroll deductions shall be returned by the Company to the Optionee or the Beneficiary, as the case may be. An Optionee's Membership Agreement may specify that amounts exceeding the purchase price will be carried forward to the next option period under the Plan.

                           EXCHANGE APPLICATIONS, INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 25, 2001

        The undersigned hereby appoints Andrew J. Frawley and George A. Abatjoglou and each of them proxies, each with power of substitution, to vote at the Annual Meeting of Stockholders of EXCHANGE APPLICATIONS, INC. to be held on June 25, 2001 (including any adjournments or postponements thereof), with all the powers the undersigned would possess if personally present, as specified on the ballot below on the matters listed below and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH HERE --------------------------------------------------------------------

Detach card below, sign, date and mail in postage paid envelope provided.



                           EXCHANGE APPLICATIONS, INC.
                        89 South Street, Boston, MA 02111


[X] Please mark votes as in this example.

1.  Election of two directors

    Nominee:  Andrew J. Frawley

FOR  NOMINEE           [_]
WITHHELD FROM NOMINEE  [_]

    Nominee:  Ramanan Raghavendran

FOR  NOMINEE           [_]
WITHHELD FROM NOMINEE  [_]


2. Proposal to ratify the amendment to the 1998 Employee Stock Purchase Plan to increase the number of authorized shares.

FOR      [_]
AGAINST  [_]
ABSTAIN  [_]

MARK HERE FOR ADDRESS CHANGE AND [_] NOTE AT LEFT

This proxy when properly executed will be voted in the manner directed herein by the stockholder. If no contrary specification is made, this proxy will be voted FOR Proposal Nos. 1 and 2 and upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof in the appointed proxies' discretion.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [__]


Please date, sign as name appears at left, and return this proxy in the enclosed envelope, whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

(Executors, administrators, trustees, custodians, etc. should indicate capacity in which signing. When stock is held in the name of more than one person, each person should sign the proxy.)

Signature ________________

Date _____________________